Exhibit 10.32

[***] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (a) not material and (b) is the type that the registrant treats as private or confidential

Master Clinical Supply Agreement

This MASTER CLINICAL SUPPLY AGREEMENT (“Agreement”), effective as of the date of last signature on the signature page below (“Effective Date”) is by and between Tempest Therapeutics, Inc., having a principal place of business at 2000 Sierra Point Parkway, Suite 400, Brisbane, CA 94005 (“COMPANY”) and F. Hoffmann-La Roche Ltd, having a place of business at Grenzacherstrasse 124, CH-4070 Basel, Switzerland (“ROCHE”). ROCHE and COMPANY are each referred to herein as a “Party” and are collectively referred to as the “Parties”.

RECITALS

WHEREAS, COMPANY is developing amezalpat (TPST-1120), a proprietary compound in development for the treatment of hepatocellular carcinoma and other advanced solid tumors;
and

WHEREAS, ROCHE is currently developing or has developed atezolizumab (TECENTRIQ®)
for the treatment of advanced solid tumors; and

WHEREAS, COMPANY desires ROCHE to supply atezolizumab to COMPANY, and ROCHE is willing to supply atezolizumab to COMPANY, in accordance with the terms of this
Agreement, for use in one or more clinical studies of TPST-1120 in combination with the atezolizumab.

NOW, THEREFORE, in consideration of the following mutual promises, covenants and conditions and any sums to be paid, the Parties hereto agree as follows:

1. Request for Roche Compound

1.1 Notice. When COMPANY desires to run a clinical study of amezalpat (TPST-1120) (“Company Compound”) in combination with atezolizumab (“Roche Compound”), (each, a “Proposed Study”), and wishes to receive Roche Compound under this Agreement for use in the control arm of such Proposed Study and, in combination with the Company Compound, in the experimental arm of such Proposed Study, COMPANY will provide ROCHE with written notice [***] (“Proposed Protocol”).

1.2 CSA Supplements. After receipt of notice pursuant to the foregoing Section 1.1, ROCHE will determine and provide notice to COMPANY in a timely manner as to whether it will supply the Roche Compound to COMPANY for use in the Proposed Study in accordance with such Proposed Protocol. If ROCHE agrees to supply the Roche Compound, the Parties will promptly execute a mutually acceptable Clinical Supply Agreement Supplement in substantially the form attached hereto as Appendix 1 (each, a “CSA Supplement”) that [***]. Upon the execution of a CSA Supplement for a Proposed Study, it shall be deemed to be a “Study” and the Proposed Protocol for it shall be deemed to be a “Protocol.” The terms of this Agreement shall be incorporated by reference and made part of each CSA Supplement. In the event of a conflict between the terms of a CSA Supplement and the terms of this Agreement, the terms of this Agreement will control, unless otherwise agreed by both Parties in the relevant CSA

Supplement, making express reference to this Section 1.2. Each CSA Supplement will be a unique agreement and will stand alone with respect to any other CSA Supplement entered into under this Agreement. As of the Effective Date, the Parties have agreed that Roche will supply the Roche Compound to COMPANY for use in the Study entitled “A Phase 3 Randomized, Double-Blind, Placebo-Controlled Study of TPST-1120 in Combination with Atezolizumab plus Bevacizumab Compared with Placebo plus Atezolizumab plus Bevacizumab in Patients with Unresectable or Metastatic Hepatocellular Carcinoma (HCC) not Previously Treated with Systemic Therapy” (the “First Study”), and are entering into, as of the Effective Date, a CSA Supplement for the First Study. As a result, Section 1.1 and the first two sentences of this Section 1.2 do not apply to the First Study, but the First Study and the Protocol (as referred to in the relevant CSA Supplement) and CSA Supplement for the First Study shall otherwise be subject to the same rights and obligations under this Agreement as other Studies, Protocols and CSA Supplements.

1.3 Quality Agreement. The Parties will execute an agreement defining quality requirements for the Roche Compound which are typical for this kind of transaction (“Quality Agreement”) within [***] days of the Effective Date or such longer period as is agreed between the Parties in writing (which may be by email). [***]. In the event of a conflict between the Quality Agreement and this Agreement, the Quality Agreement will govern and control with respect to [***], and this Agreement will govern and control with respect to all other terms. The Quality Agreement will [***].

2. Protocol

COMPANY will prepare the Protocol for each Study, and any subsequent changes thereto. The final draft of the Protocol will be submitted to ROCHE for its review. Any material changes to the Protocol will be provided (in electronic form) to ROCHE at least [***] days in advance of implementing changes, or if not available [***] days in advance, as soon as reasonably available so that ROCHE may evaluate [***]. The Parties acknowledge that any Protocol (including all amendments) will be [***].

3 Conduct of the Study

3.1 Compliance. COMPANY will perform each Study in accordance with the relevant Protocol and this Agreement. COMPANY will comply with all applicable laws, rules and regulations (“Applicable Laws”) in connection with the conduct of any Study under this Agreement and the respective CSA Supplement.

3.2 Updates. COMPANY will provide written updates regarding [***] for the sole purpose of [***].

3.3 Final Study Report. COMPANY shall summarize the findings of each Study in a final study report in accordance with Applicable Laws and guidance and ICH-GCP (“Final

Study Report”) and will provide the Final Study Report to ROCHE within [***] months after [***]. The Final Study Report will [***].

3.4 Affiliates. In this Agreement, an “Affiliate” of a Party shall mean: (a) organizations, which directly or indirectly control such Party; (b) organizations, which are directly or indirectly controlled by such Party; (c) organizations, which are controlled, directly or indirectly, by the ultimate parent company of such Party; “control” as per (a) to (c) is defined as owning more than fifty percent of the voting stock of a company or having otherwise the power to govern the financial and the operating policies or to appoint the management of an organization. [***]. All rights and obligations of each Party may be exercised or performed by its Affiliates[***].

3.5 Subcontracting. COMPANY may use subcontractors in the performance of the Study and activities under this Agreement[***].

3.6 [***]

3.7 EU Clinical Trials Regulation. Where COMPANY runs the Study in any country to which the EU Clinical Trials Regulation 536/2014 applies, it will comply with the terms of Appendix 3.

3.8 Quality Monitoring and Interpretation. Quality monitoring and interpretation of [***] shall be carried out [***]. COMPANY shall [***].

4. Regulatory Matters and Safety

4.1 Regulatory Interactions. COMPANY will [***] with a copy of [***]. ROCHE will have the right (but not the obligation) to provide comments to any response to such notice [***]. ROCHE will [***]. ROCHE will [***] with a copy of [***].

4.2 Safety Data Exchange and Adverse Event Reporting. All serious adverse event (“SAE”) reports arising from any aspect of [***] in accordance with the terms of a safety data exchange agreement or pharmacovigilance agreement (“Safety Agreement”) entered into by the Parties. COMPANY shall [***]. In the event of a conflict between the Safety Agreement and this Agreement, (a) the Safety Agreement will govern and control with respect to [***], and (b) this Agreement will govern and control with respect to all other terms.

5. Commencement and Termination

5.1 This Agreement begins on the Effective Date and will continue in force for [***] years, subject to the last sentence of Section 5.2, unless terminated earlier by either Party as per the following provisions in this Section 5.

5.2 Either Party may terminate this Agreement upon sixty (60) days’ prior written notice to the other Party. Upon termination of this Agreement, any CSA Supplement will continue in effect, unless separately terminated as provided in Section 5.3, and this Agreement will stay in effect with respect solely to each such CSA Supplement until it is completed.

5.3 The term of each CSA Supplement shall be as stated in the CSA Supplement unless terminated earlier as per the following provisions in this Section 5.3. ROCHE may terminate an individual CSA Supplement upon written notice with immediate effect for [***] issues that impair ROCHE’s ability to supply the Roche Compound, or factors beyond ROCHE’s control. COMPANY may terminate an individual CSA Supplement upon [***] days’ prior written notice for any reason; provided that COMPANY may terminate any CSA Supplement with immediate effect for [***] issues with respect to the Company Compound, or factors beyond COMPANY’s reasonable control that would reasonably be expected to have [***] impact on COMPANY’s ability to conduct the Study in accordance with such CSA Supplement.

5.4 In the event that treatment of the first patient with the Roche Compound in a particular Study does not occur within one (1) year of the effective date of a CSA Supplement, ROCHE may terminate such CSA Supplement upon [***] days’ notice.

5.5 If, at any time, ROCHE reasonably believes that the Roche Compound is being used in an unsafe manner and COMPANY fails to promptly incorporate reasonable changes proposed by ROCHE into the Protocol to address the safe use of the Roche Compound or the guidance provided by regulatory authorities, then [***] if COMPANY fails to incorporate such changes (within [***] days, or another time period to be mutually agreed upon by the Parties, after the Parties’ agreement upon such changes) into the Protocol, ROCHE may terminate the relevant CSA Supplement(s) with immediate effect and stop the supply of the Roche Compound under such terminated CSA Supplement.

5.6 If ROCHE or COMPANY is in material breach of this Agreement and/or a particular CSA Supplement(s) (the “Breaching Party”), the other Party (the “Non-Breaching Party”) will give the Breaching Party notice specifying the nature of such breach. If the breach is capable of cure, the Breaching Party will have a period of thirty (30) calendar days after receipt of such notice to cure such material breach (the “Cure Period”) in a manner reasonably acceptable to the Non-Breaching Party. The Non-Breaching Party will have the right to terminate this Agreement and/or the relevant CSA Supplement(s), upon written notice, in the event that the Breaching Party has not cured such breach within the Cure Period. If such breach is not capable of cure, the Non-Breaching Party will have the right to terminate this Agreement upon written notice to the Breaching Party, which notice may take effect immediately.

5.7 Change of Control. If there is a change of “control” (as defined in Section 3.4) of the ultimate parent company of a Party (“Change of Control”), then the Party experiencing such Change of Control (“Acquired Party”) will provide written notice to the other Party (“Non-Acquired Party”) [***], subject to any confidentiality obligations of the Acquired Party then in effect (but in any event will notify the Non-Acquired Party [***]). Upon receipt of such notice the Non-Acquired Party may terminate this Agreement and all CSA Supplements entered into under it immediately upon notice to the Acquired Party, such notice to be given within [***]. [***].

5.8 Upon the expiration or termination of any individual CSA Supplement, COMPANY agrees, at the request of ROCHE, to either (as specified by ROCHE) (a) promptly return all remaining samples of the Roche Compound [***], or (b) destroy such Roche Compound in accordance with Applicable Laws [***].

5.9 The provisions of Section 3.6, 7, 8, 9, 10, 11, 13, 14, 16-18, 19.3, 20, and 23 will survive the expiration or termination of this Agreement. Neither expiration nor termination will relieve the other Party of obligations accrued prior to such expiration or termination.

6. Supply and Use of Roche Compound

6.1 ROCHE will provide COMPANY (or its designee) with the Roche Compound in the form and amounts as set forth in the applicable CSA Supplement and in accordance with this Agreement, including this Section 6, together with a letter of cross-reference. The amount of Roche Compound specified in each CSA Supplement is the maximum amount of Roche Compound to be delivered pursuant to such CSA Supplement, unless the applicable CSA

Supplement expressly states otherwise. The Parties will discuss in good faith and agree on [***]. Contact information for each of the Parties is provided in Appendix 2. COMPANY will provide the following: [***]

6.2 ROCHE shall (a) supply COMPANY with Roche Compound as agreed in the applicable CSA Supplement and (b) if necessary for such supply, upon COMPANY’s request, [***]. If any payment is to be made for the Roche
Compound, ROCHE will invoice COMPANY following each shipment, and payment by COMPANY will be due to ROCHE within [***] days from the date of receipt of ROCHE’s invoice unless COMPANY issues a Replacement Request prior to the end of such [***] day period.

6.3 COMPANY (or its designee) will reasonably, and in good faith, inspect all shipments of the Roche Compound upon receipt and will notify ROCHE in writing in reasonable detail within [***] days from the receipt if [***]. [***].

6.4 COMPANY agrees to [***] supplied by ROCHE [***] in accordance with [***], the Delivery of [***].

6.5 Terms of delivery of Roche Compound will be [***] (such delivery of Roche Compound, “Delivery”). Roche Compound return to ROCHE, if any, will be [***]. The same [***] shall apply for return shipments [***].

6.6 ROCHE will promptly notify COMPANY of any [***] obtained after the Roche Compound has been provided to COMPANY [***].

6.7 [***] If a potential recall situation arises due to reasons [***], then ROCHE will contact COMPANY as soon as possible to begin the recall process. If [***], COMPANY will review the situation with ROCHE [***].

6.8 COMPANY will investigate any customer complaints [***]. If it is determined[***] that the complaint is solely related to the Roche Compound (i.e., not related to the Company Compound or any other actions by COMPANY subsequent to Delivery), [***].

6.9 In cases of supply issues outside of ROCHE’s reasonable control that prevent ROCHE from supplying the Roche Compound in accordance with this Agreement, (a) ROCHE shall promptly notify COMPANY, (b) the Parties shall discuss in good faith mechanisms for minimizing the impact of such supply issues (or anticipated supply issues, as applicable) on the Studies [***].

6.10 The Parties acknowledge that COMPANY may be supported by a contract research organization (“CRO”) or a contract manufacturing organization (“CMO”) in certain logistics/ operational aspects for the conduct of the Study and/or the preparation or dispatch of the clinical trial kits. Although [***] directly to such a CRO or CMO, [***]. Moreover, [***].

7. Confidentiality

7.1 “Confidential Information” means any information of a Party or its respective Affiliates (“Disclosing Party”) disclosed by or on behalf of a Disclosing Party to the other Party or its respective Affiliates (“Receiving Party”) pursuant to or otherwise in connection with this Agreement that the Disclosing Party regards as confidential or proprietary in nature, whether in oral, written, graphic or electronic form. For the avoidance of doubt, the Confidential Information of a Party will include, without limitation, the identity, nature, chemical and physical characteristics of the Roche Compound (in the case of ROCHE) and Company Compound (in the case of COMPANY). For further clarity, (a) the Protocol and the Company Inventions shall be deemed COMPANY’s Confidential Information, (b) the Roche Inventions shall be deemed ROCHE’s Confidential Information and (c) except as otherwise required by Applicable Laws or as otherwise set forth in this Agreement, (i) the terms of this Agreement, (ii) [***] and (iii) [***] will be [***].

7.2 The obligations of a Receiving Party as set forth in this Section 7 or elsewhere in this Agreement will not extend to any portion of the Disclosing Party’s Confidential Information which: (a) is disclosed to the Receiving Party by a third party without imposing any obligation of confidentiality or non-use on the Receiving Party with respect thereto; or (b) is or becomes lawfully part of the public domain by reason of acts not attributable to the Receiving Party; or (c) is developed independently by the Receiving Party without access to or use of the Disclosing Party’s Confidential Information as evidenced by the Receiving Party’s contemporaneous written records; or (d) is in the Receiving Party’s possession, without any obligations of confidentiality or non-use with respect thereto, prior to disclosure by the Disclosing Party as evidenced by the Receiving Party’s written records.

7.3 Each Receiving Party agrees to hold in confidence any Confidential Information provided by or on behalf of the Disclosing Party.

7.4 The Receiving Party will not use Confidential Information of the Disclosing Party except for purposes of conducting the Study and performing such Party’s obligations or exercising such Party’s rights under this Agreement.

7.5 The Receiving Party will not, without the prior written permission of the Disclosing Party, disclose any Confidential Information to any third party [***] provided that (a) any such third party is bound by written obligations of confidentiality and non-use no less restrictive than those contained herein; and [***]. However, notwithstanding the foregoing, COMPANY may disclose [***] bound by written obligations of confidentiality and non-use substantially similar to those contained herein.

7.6 Each Party will only share the other Party’s Confidential Information within its organization or Affiliates’ organization to those individuals who [***] and who are bound by written obligations of confidentiality and non-use no less restrictive than those contained herein.

7.7 The confidentiality, non-use and non-disclosure obligations in this Agreement will remain effective for a period of [***].

7.8 Each Receiving Party may disclose Confidential Information of the Disclosing Party to the extent that such disclosure is required by Applicable Laws or pursuant to a judicial or governmental order, provided that, in each case (to the extent permitted by Applicable Laws), any Confidential Information disclosed pursuant to this Section 7.8 shall remain subject to the confidentiality and non-use obligations set forth in this Agreement, unless and until such information falls under any of the exceptions set forth in clauses (a) thorough (d) in Section 7.2, and the Receiving Party shall:

(a) give the Disclosing Party as much advance written notice of the proposed disclosure as is reasonably possible;

(b) at the Disclosing Party’s request and expense, cooperate with the Disclosing Party in its efforts to contest such disclosure requirement or to obtain a protective order or other confidential treatment with respect to such information so required to be disclosed; and

(c) in any event, (i) disclose only that portion of the Disclosing Party’s Confidential Information that is legally required to be disclosed, and (ii) inform the intended recipient that the disclosure contains information which is confidential to the Disclosing Party.

7.9 Each Receiving Party may retain electronic copies of the Disclosing Party’s Confidential Information that were made in the ordinary course of business for purposes of information technology backups[***]. With respect to such backup computer files, the non-use and confidentiality obligations set forth in this Agreement will [***].

7.10 The Parties acknowledge the Confidentiality Agreement between ROCHE and COMPANY, effective [***] (“CDA”) and agree that (a) any disclosures of “Information” as defined under the CDA will be [***], and (b) as of the Effective Date, this Agreement will supersede the CDA with respect to the subject matter thereof.

8. Intellectual Property and Patents

8.1 All data, results and other information and reports generated in the performance of any Study (the “Study Results”) will be the property of COMPANY.

8.2 Subject to Section 13, COMPANY agrees to provide ROCHE with [***], the “Study Reports”). [***]

8.3 All rights to all inventions and discoveries made or conceived in the course of any Study under a CSA Supplement [***] (each such invention or discovery, a “Combination Invention”) will belong jointly to ROCHE and COMPANY. If both Parties desire to file a patent application in respect of any Combination Invention, [***]. The preparation, filing and prosecution of such patent shall be discussed in good faith between the Parties. [***]. [***] use and have used, exploit and have exploited, grant licenses to, and assign its interest in, Combination Inventions and patents and patent applications claiming Combination Inventions (collectively “Combination Patents”) [***]. For clarity, (i) except for the right to use the Roche Compound solely for the purposes of conducting the Study in accordance with the terms of this Agreement, nothing in this Agreement will be deemed to create [***] and (ii) nothing in this Agreement will be deemed to create [***]. If [***] does not wish to initiate the, or wishes to discontinue the, prosecution or maintenance of a Combination Patent, [***]. In such event, [***].

8.4 All rights to inventions and discoveries made or conceived in the course of any Study under a CSA Supplement relating [***] (“Roche Inventions”); and ROCHE and its Affiliates shall be entitled to file in their own name relevant patent applications and to own resultant patent rights for such Roche Inventions[***].

8.5 All rights to [***] will be, as between the Parties, the exclusive property of COMPANY (“Company Inventions”); and COMPANY and its Affiliates shall be entitled to file in its own name relevant patent applications and to own resultant patent rights for such Company Inventions[***].

8.6 ROCHE acknowledges all rights of issued patents or pending patent applications of COMPANY from previous research and development[***].

8.7 COMPANY acknowledges all rights of issued patents or pending patent applications of ROCHE from previous research and development[***].

8.8 Notwithstanding anything else in this Agreement to the contrary, neither Party grants any license or any other rights to the other with respect to issued patents or pending patent applications or other intellectual property from research and development conducted prior to the Effective Date or independent of this Agreement.

9. Use of Reprints and Other Regulatory Matters

9.1 Subject to any publisher’s copyrights and applicable copyright laws, each Party and its Affiliates may [***].

9.2 If [***], ROCHE hereby grants permission to use its prescribing information for any lawful purpose, including promotion, but only in relation to the Combination. The same applies mutatis mutandis if ROCHE or one of its Affiliates should be successful in [***].

9.3 Should any relevant regulatory authorities require ROCHE or one of its Affiliates to [***], COMPANY agrees to provide reasonable support[***], to ROCHE in its effort to comply with such requirement by [***]. Such documents may include but are not limited to: [***] to ROCHE or the relevant ROCHE Affiliate or the regulatory authorities in countries where COMPANY markets or will market Company Compound, for ROCHE or the relevant ROCHE Affiliate or the regulatory authorities [***] associated with the marketing authorization for Company Compound; and (b) [***] sections of [***] relating to the Study, including [***] relate to the Study. Notwithstanding anything to the contrary provided herein, all aforementioned obligations of COMPANY [***] shall apply [***] for the Roche Compound by ROCHE (and/or any of its Affiliates and/or local agents). In addition, COMPANY will allow such regulatory authorities from the applicable countries [***] as necessary under the Applicable Laws in connection with [***]. Upon ROCHE’s reasonable written request, COMPANY will use commercially reasonable efforts [***]. ROCHE and its Affiliates will [***] provided that (i) ROCHE must [***], (ii) where possible, provide COMPANY with [***] and (iii) [***].

9.4 Should any relevant regulatory authorities require COMPANY to [***], ROCHE agrees to provide reasonable support[***], to enable compliance with such requirement by [***], including [***] in countries where ROCHE holds marketing authorization for Roche Compound, and [***] associated with the marketing authorization for Roche Compound, including by granting to COMPANY either (a) [***] on the basis of which marketing authorization were granted in relation to the ROCHE Compound or (b) [***] by the relevant regulatory authorities. Notwithstanding anything to the contrary provided herein, all aforementioned obligations of ROCHE [***] as set forth in this Section 9.4 shall apply only to the extent required for [***] for the Company Compound. In addition, ROCHE will allow such regulatory authorities from the applicable countries [***] as necessary under the Applicable Laws in connection with [***]. Upon COMPANY’s reasonable written request, ROCHE will use commercially reasonable efforts [***]. [***] provided that (i) COMPANY must [***], (ii) where possible, provide ROCHE with [***]and (iii) [***]

9.5 If it is necessary for ROCHE to [***] for regulatory (including registration) purposes related to the Roche
Compound, then [***], subject to COMPANY and ROCHE entering into a [***] agreement on mutually agreeable terms. Notwithstanding anything to the contrary herein, ROCHE shall not have any right or license to use the Company Compound for any purpose (including research or commercial purposes); any such license would require a separate agreement between the Parties.

10. Publications

10.1 COMPANY will [***] and all other [***] in accordance with Applicable Laws.

10.2 COMPANY shall have the right to publish or present scientific papers dealing with the Study or Study Results in accordance with accepted scientific practice. Prior to submission of the Study Results for publication or presentation or any other dissemination of Study Results to the scientific community including oral dissemination, [***] on the content of the material to be published or presented or disseminated according to the procedure set out in Sections 10.3 and 10.4 below.

10.3 With respect to the first public disclosure of any material Study Results, at least [***] days (or as soon as reasonably available) prior to submission for publication of any paper or other publication of the Study Results in a peer-reviewed journal, or [***] days (or as soon as reasonably available) prior to the initial submission for presentation of any abstract, poster, talk or any other presentation of the Study Results, COMPANY will provide to ROCHE a copy of the proposed publication or presentation in electronic version (email attachment).

10.4 [***], and if ROCHE requests during such [***]-day or [***]-day review period set forth in Section 10.3 above that the proposed publication or presentation [***], COMPANY shall [***].

10.5 [***].

11. Publicity

11.1 Except in the case of scientific publications of the Study Results (which are to be handled in accordance with Section 10), [***]. For the avoidance of doubt, COMPANY shall have the right to make public disclosures of [***]. COMPANY agrees to provide ROCHE notice of such disclosure as soon as reasonably practicable prior to such disclosure, except as otherwise prohibited by Applicable Laws.

11.2 The Party who intends to make any such press release or other public disclosure (also where such disclosure is required by Applicable Laws) will provide the other Party with a copy of the proposed public disclosure at least [***] days prior to the intended public disclosure [***].

11.3 COMPANY agrees to [***].

11.4 ROCHE agrees to [***].

12. Export Control and Sanctions Compliance

12.1 Both Parties will (a) comply with all applicable export control and sanctions regulations in connection with this Agreement and (b) reasonably assist and cooperate with the other Party in such other Party’s efforts to comply with all applicable export control and sanctions regulations in connection with this Agreement.

12.2 COMPANY specifically agrees [***]

12.3 Each Party hereby represents and warrants to the other Party that it is not and has never been debarred or sanctioned (including suspended or fined) by any relevant export control and sanctions authority or under any national/international law relating to export control or sanctions. Each Party will immediately inform the other Party if it subsequently becomes debarred or sanctioned during the term of this Agreement.

12.4 [***].

12.5 COMPANY will not subcontract any services in connection with the Study or engage any Study center, if any of the parties involved in the service or involved in the study at the Study center are listed on any of the applicable sanctioned or denied party lists published by the relevant enforcement agencies.

13. Data Privacy

13.1 In this Section 13:

(a) “Controller” means the natural or legal person that determines the means and purposes of the Processing of Personal Data, or such other meaning as is given to such term or equivalent term under Data Protection Laws.

(b) “Data Protection Laws” means applicable privacy and data protection laws, rules and regulations.

(c) Personal Data” means any data that constitutes “personal data,” “personal information,” “personally identifiable information” or such equivalent term defined under Data Protection Laws.

(d) “Personal Data Breach” means a breach of security leading to the accidental or unlawful destruction, loss, alteration, unauthorised disclosure of, or access to, Study Personal Data transmitted, stored or otherwise Processed.

(e) “Processor” means the natural or legal person that Processes Personal Data only on the instructions of the Controller, or such other meaning as is given to such term or equivalent term under Data Protection Laws.

(f) “Study Personal Data” means the Personal Data processed in connection with the Study related to participants in the Study.

13.2 Where applicable under Data Protection Laws, the Parties acknowledge and agree that for the purposes of this Agreement:

(a) they each Process Personal Data of their own personnel and the other Party’s personnel as independent Controllers; and

(b) to the extent that each Party Processes Study Personal Data, they do so as independent Controllers.

13.3 When Processing any Study Personal Data under or in connection with this Agreement, each Party agrees to comply with its obligations under Data Protection Laws.

13.4 If data relating to Study subjects is shared by COMPANY with ROCHE under this Agreement:

(a) COMPANY represents and warrants that [***];

(b) COMPANY [***];

(c) ROCHE represents and warrants that [***]; and

(d) COMPANY represents and warrants that [***].

(e) COMPANY [***].

13.5 [***].

13.6 Without limiting Section 13.6, whenever a safety report is made to ROCHE in connection with the Study, [***]. The Parties understand and acknowledge that the provision of the notice is the responsibility of the Study center and [***].

13.7 In the event that a Study subject invokes his or her rights under Data Protection Laws (e.g., access, a copy of data, correction, deletion or portability of data) and such request is addressed to COMPANY, [***]. Where requested by COMPANY, [***]. In the event that a Study subject request is addressed to ROCHE, [***].

13.8 Both Parties will implement appropriate technical and organizational measures for information security and data protection in accordance with Data Protection Laws. [***].

13.9 Each Party will respond to and notify Personal Data Breaches in accordance with the requirements of Data Protection Laws [***]. Each Party will notify the other Party [***].

13.10 Each Party will be fully responsible and held liable for compliance with their respective obligations under Data Protection Laws [***].

14. Insurance and Indemnification

14.1 COMPANY agrees to take out insurance or make alternative arrangements as necessary to [***]. It is the clear understanding that [***].

14.2 COMPANY agrees to defend, indemnify and hold ROCHE and its Affiliates, officers, employees, consultants or agents, harmless from and against all loss, damages, reasonable costs and expenses (including reasonable attorney’s fees and expenses) incurred in connection with any claim, proceeding, or investigation, in each case, by a third party arising [***]; provided, however, that such indemnification, defense, and hold harmless obligations shall not extend to claims to the extent they are based on [***]

14.3 ROCHE agrees to defend, indemnify and hold COMPANY and its Affiliates, officers, employees, consultants or agents, harmless from and against all loss, damages, reasonable costs and expenses (including reasonable attorney’s fees and expenses) incurred in connection with any claim, proceeding, or investigation, in each case, by a third party arising out of [***].

14.4 Notwithstanding Sections 14.2. and 14.3 above, each Party’s indemnification, defense and hold harmless obligations: [***].

14.5 ROCHE will promptly inform COMPANY in writing of any claim or lawsuit which comes to the attention of ROCHE [***].

14.6 COMPANY will promptly inform ROCHE in writing of any claim or lawsuit which comes to the attention of COMPANY [***].

14.7 EXCEPT WITH RESPECT TO [***] IN NO EVENT SHALL EITHER PARTY OR ANY OF ITS RESPECTIVE AFFILIATES BE LIABLE TO THE OTHER PARTY OR ANY OF ITS AFFILIATES FOR ANY SPECIAL, INDIRECT, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, WHETHER IN CONTRACT, WARRANTY, TORT, NEGLIGENCE, STRICT LIABILITY OR OTHERWISE, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS OR REVENUE.

15. Force Majeure

If the performance of this Agreement by one of the Parties is prevented, hindered or delayed by reason of any cause beyond this Party’s control (including but not limited to war, riots, fire, strike, governmental laws), such Party shall be excused from performance of its obligations hereunder to the extent that is necessarily prevented, hindered or delayed by such cause. [***]

16. Complete Agreement; Modification

The Parties agree to [***]. This Agreement and its attachments, together with the Safety Agreement and the Quality Agreement, constitute the sole, full and complete agreement by and between the Parties with respect to the subject matter of this Agreement and supersede all prior and contemporaneous understandings and agreements (including the CDA) relating to such subject matter. No amendments, changes, additions, deletions or modifications to or of this Agreement will be valid unless reduced to writing, signed by the Parties.

17.
Assignment

[***]

18.
Invalid Provision or Gaps

If single provisions of this Agreement are or become invalid [***] the validity of the other provisions will not be affected. In lieu of the invalid provision or in order to eliminate the gap, the Parties will negotiate in good faith to agree upon a reasonable provision to carry out as nearly as practicable the original intention of the Parties at the time of entering into this Agreement.

19.
General Provisions

19.1 ROCHE and COMPANY have no obligation to renew this Agreement. ROCHE and COMPANY are not under any obligation to enter into a CSA Supplement or another type of agreement with the other Party at this time or in the future.

19.2 Each of ROCHE and COMPANY warrants and represents to the other Party that such Party [***].

19.3 [***].

20. Notice

Any notice required under this Agreement must be in writing and should specifically refer to this Agreement. Notices must be [***]. Notices will be sent to the other Party at the addresses set forth below. Either Party may change such addresses by sending notice to the other Party.

ROCHE	COMPANY

[***]	[***]

21. Debarment

Each Party hereby certifies that as of the Effective Date of this Agreement, it has not been, and its principals have not been, debarred under the provisions of the Generic Drug Enforcement Act of 1992, 21 U.S.C. §335a(a) and (b), or sanctioned by a Federal Health Care Program (as defined in 42 U.S.C. Sec. 1320 a-7b(f)), including, but not limited to, the federal Medicare or a state Medicaid program, or debarred, suspended, excluded or otherwise declared ineligible from any federal agency or program. In the event that during the term of this Agreement, a Party (a) becomes debarred, suspended, excluded, sanctioned, or otherwise declared ineligible; or is included in the US Department of Health and Human Services Office of Inspector General’s List of Excluded Individuals and Entities (“LEIE”), whether for mandatory or permissive exclusion reasons; or (b) receives notice of an action or threat of an action with respect to any such debarment, suspension, exclusion, sanction, or ineligibility, such Party shall immediately notify the other Party. [***].

22. Counterparts and Electronic Signatures

This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The Parties agree that execution of this Agreement by e-Signatures (as defined below) shall have the same legal force and effect as the exchange of original signatures.

Pursuant to this Agreement, e-Signatures shall mean [***], that [***] the electronic signature can be [***] that it can be [***].

23. Governing Law and Jurisdiction; Injunctive Relief

23.1 The validity, construction and performance of this Agreement will be governed in all respects by the laws of New York State, without giving effect to any choice of laws principles.

23.2 The Parties shall attempt to settle all disputes arising out of or in connection with the present Agreement in an amicable way. If any claim, dispute, or controversy of whatever nature arising out of or relating to this Agreement, including the performance or alleged non-performance of a Party of its obligations under this Agreement arises between the Parties (each a “Dispute”), a Party will[***]. If the Parties [***] within [***] days of receipt of the written notice by the other Party, such dispute will be referred to [***], who will [***] resolve the Dispute within [***] days after such referral. [***].

23.3 The operation of the United Nations Convention on the International Sale of Goods is excluded without regard to conflict of laws principles (other than Section 5-1401 of the New York General Obligations Law).

23.4 Nothing in this Agreement shall preclude either Party from seeking equitable relief or interim or provisional relief [***], including a temporary restraining order, preliminary injunction or other interim equitable relief, concerning a dispute either prior to or during litigation if necessary to protect the interests of such Party or to preserve the status quo pending the final dispute resolution.

[Remainder intentionally left blank. Signatures on the next page.]

IN WITNESS WHEREOF, the respective representatives of the Parties have executed this Agreement as of the Effective Date.

Agreed by the Parties through their authorized representatives:

F. Hoffmann-La Roche Ltd

Basel, 07-Oct-2024 | 09:11 PDT (Date)

/s/[***] [***] [***]	/s/[***] [***] [***]

Tempest Therapeutics, Inc.

South San Francisco, 01-Oct-2024 | 07:56 PDT (Date)

/s/[***] [***] [***]